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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 12, 1997


                          SHOWSCAN ENTERTAINMENT INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



             0-15939                                     95-3940004
    (Commission File Number)               (I.R.S. Employer Identification No.)


         3939 LANDMARK STREET,
       CULVER CITY, CALIFORNIA                               90232
(Address of Principal Executive Offices)                  (Zip Code)



                                 (310) 558-0150
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         On February 12, 1997, Showscan Entertainment Inc. (the "Company") announced that William C. Soady, its President and Chief Executive Officer, has tendered his resignation effective February 28, 1997, and that Dennis Pope, currently the Company's Executive Vice President and Chief Financial Officer, will succeed him. A copy of the Company's press release in which it announced the foregoing management changes is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

                 99.1  Press Release, dated February 12, 1997.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           SHOWSCAN ENTERTAINMENT INC.



Date:  February 25, 1997                   By:  \s\  W. TUCKER LEMON
                                              ---------------------------------
                                                W. Tucker Lemon
                                                Vice President, General Counsel
                                                and Secretary















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                               INDEX TO EXHIBITS


EXHIBIT NO.                                                            PAGE NO.

   99.1                   Press Release dated February 12, 1997            5





























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